Contingencies and Other Accrued Losses	12 Months Ended
May 31, 2016
Commitments And Contingencies Disclosure [Abstract]
Contingencies and Other Accrued Losses

NOTE N — CONTINGENCIES AND OTHER ACCRUED LOSSES

Accrued loss reserves consist of the following:

May 31,	2016	2015
(In thousands)
Accrued product liability reserves	$25,100	$11,916
Accrued warranty reserves	9,137	8,718
Accrued environmental reserves	1,053	1,382
Total accrued loss reserves - Current	$35,290	$22,016
Accrued product liability reserves - noncurrent	$29,045	$29,769
Accrued warranty liability - noncurrent	4,177	2,945
Accrued environmental reserves - noncurrent	1,676	3,499
Total accrued loss reserves - Noncurrent	$34,898	$36,213

We provide, through our wholly owned insurance subsidiaries, certain insurance coverage, primarily product liability coverage, to our other subsidiaries. Excess coverage is provided by third-party insurers. Our product liability accruals provide for these potential losses as well as other uninsured claims.  Product liability accruals are established based upon actuarial calculations of potential liability using industry experience, actual historical experience and actuarial assumptions developed for similar types of product liability claims, including development factors and lag times.  To the extent there is a reasonable possibility that potential losses could exceed the amounts already accrued, we believe that the amount of any such additional loss would be immaterial to our results of operations, liquidity and consolidated financial position.

We also offer warranties on many of our products, as well as long-term warranty programs at certain of our businesses, and have established product warranty liabilities. We review these liabilities for adequacy on a quarterly basis and adjust them as necessary. The primary factors that could affect these liabilities may include changes in performance rates as well as costs of replacement. Provision for estimated warranty costs is recorded at the time of sale and periodically adjusted, as required, to reflect actual experience. It is probable that we will incur future losses related to warranty claims we have received but that have not been fully investigated and related to claims not yet received. While our warranty liabilities represent our best estimates at May 31, 2016, we can provide no assurances that we will not experience material claims in the future or that we will not incur significant costs to resolve such claims beyond the amounts accrued or beyond what we may recover from our suppliers. Product warranty expense is recorded within selling, general and administrative expense.

Also, due to the nature of our businesses, the amount of claims paid can fluctuate from one period to the next.  While our warranty liabilities represent our best estimates of our expected losses at any given time, from time-to-time we may revise our estimates based on our experience relating to factors such as weather conditions, specific circumstances surrounding product installations and other factors.

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2016	2015	2014
(In thousands)
Beginning Balance	$11,663	$14,741	$9,330
Deductions (1)	(18,061)	(29,543)	(19,155)
Provision charged to SG&A expense	19,653	23,487	24,566
Acquisitions, including SPHC reconsolidation	59	2,978	-
Ending Balance	$13,314	$11,663	$14,741

(1)	Primarily claims paid during the year.

In addition, like other companies participating in similar lines of business, some of our subsidiaries are involved in several proceedings relating to environmental matters.  It is our policy to accrue remediation costs when it is probable that such efforts will be required and the related costs can be reasonably estimated.  These liabilities are undiscounted and are not material to our financial statements during any of the periods presented.

We were notified by the SEC on June 24, 2014, that we are the subject of a formal investigation pertaining to the timing of our disclosure and accrual of loss reserves in fiscal 2013 with respect to the previously disclosed U.S. Department Of Justice (the “DOJ”) and the U.S. General Services Administration (the “GSA”) Office of Inspector General investigation into compliance issues relating to Tremco Roofing Division’s GSA contracts. As previously disclosed, our audit committee completed an investigation into the facts and circumstances surrounding the timing of our disclosure and accrual of loss reserves with respect to the GSA and DOJ investigations, and determined that it was appropriate to restate our financial results for the first, second and third quarters of fiscal 2013.  These restatements had no impact on our audited financial statements for the fiscal years ended May 31, 2013 or 2014. The audit committee’s investigation concluded that there was no intentional misconduct on the part of any of our officers.

We are cooperating with the SEC in its ongoing investigation and continue to be engaged in discussions with the staff of the SEC’s Division of Enforcement (the “Staff”) concerning potential issues arising out of the SEC’s investigation.  As previously disclosed, on October 26, 2015, we and our General Counsel received Wells notices from the SEC’s Division of Enforcement in connection with its investigation. A Wells notice is not a formal allegation or a finding of wrongdoing, but is a preliminary determination by the Staff that it may recommend to the SEC that a civil enforcement action or administrative proceeding be brought against the recipient. Our Wells notice also indicated that the Staff had preliminarily determined to recommend that the SEC pursue a clawback claim relating to incentive compensation payments paid to our Chief Executive Officer and Chief Financial Officer during the periods prior to the restatement. The Staff did not indicate an intention to recommend any charges against either of these officers.

Under SEC procedures, a recipient of a Wells notice has an opportunity to respond in the form of a Wells submission that seeks to persuade the SEC that such an action should not be brought. In November 2015, we made a Wells submission to further explain RPM’s views concerning such matters and our belief that no enforcement action is warranted against us or our officers. We intend to contest any charges that may be brought.

Any action by the SEC could result in sanctions against us and/or certain of our officers.  An enforcement action by the SEC could impose substantial additional costs and distractions, regardless of its outcome. We have determined that it is probable that we will incur a loss relating to this matter and have estimated a range of potential loss. We have accrued at the low end of the range of loss, as no amount within the range is more likely to occur, and no amount within the estimated range of loss would have a material impact on our consolidated financial condition, results of operations or cash flows.

In December 2014, we received notice of a claim seeking damages against one of our industrial segment subsidiaries alleging failure of coating systems.  Insurance is covering the defense of this claim; however, coverage discussions are ongoing.  Based on our current understanding of the claim, and given the ongoing insurance coverage discussions, we have determined that it is reasonably possible that we may incur a loss related to this claim, and have estimated a range of potential loss.  We have accrued at the low end of the range of loss, as no amount within the range is more likely to occur, and no amount within the estimated range of loss would have a material impact on our consolidated financial condition, results of operations or cash flows.